POWER OF ATTORNEY

                                 WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100934, 333-100935 and 811-21250, of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.



March 16, 2007

/s/ JAMES E. HOHMANN
---------------------
James E. Hohmann
Director, President, Chairman of the Board and Chief Executive Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                       AND

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100934, 333-100935 and 811-21250, of the Allstate Life of New York Variable Life Separate Account A and Allstate Life Insurance Company of New York and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney



March 16, 2007

/s/ MICHAEL B. BOYLE
---------------------
Michael B. Boyle
Director and Vice President